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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: January 2, 2000
                        (Date of earliest event reported)


                                 EDO Corporation
             (Exact name of registrant as specified in its charter)



         New York                        1-3985                 11-0707740

(State or other jurisdiction        (Commission File          (I.R.S. Employer
     of incorporation)                   Number)             Identification No.)




            60 East 42nd Street, Suite 5010, New York, New York 10165
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 716-2000
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Item 5.  Other Events.

                  On January 3, 2000, EDO Corporation, a New York corporation, EDO Acquisition III Corporation, a Delaware corporation and a wholly-owned subsidiary of EDO Corporation, and AIL Technologies Inc., a Delaware corporation, announced that they had entered into an Agreement and Plan of Merger (the "Merger Agreement"). The press release relating to the Merger Agreement is attached as Exhibit 99.1 hereto.

Item 7.  Exhibits.

99.1     Press Release, dated January 3, 2000.

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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            EDO CORPORATION
                                            (Registrant)


                                            By:   /s/ Frank A. Fariello
                                                  Name: Frank A. Fariello
                                                  Title: Chief Executive Officer




Date: January 3, 2000



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                                  EXHIBIT INDEX


Exhibit
Number            Exhibit


99.1              Press Release, dated January 3, 2000.